Exhibit 99

Q1 2024 INVESTOR PRESENTATION

HYSTER-YALE MATERIALS HANDLING



ATTACHMENTS



LIFT TRUCKS


NUVERA E-60

FUEL CELLS

BOLZONI AURAMO MEYER | HYSTER Yale maximal SUMITOMO NACCO FORKLIFT | NUVERA FUEL CELLS

Transforming the way the world moves materials from Port to Home

Safe Harbor Statement and Disclosure

This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP).

Refer to Hyster-Yale's reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results.

Forward-looking information noted in the following slides was effective as of the Company's most recent earnings release and conference call (May 8, 2024). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date.

This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale's securities.

HYSTER-YALE MATERIALS HANDLING
2

Q1 2024 Quarterly Overview



HYSTER-YALE MATERIALS HANDLING

Hyster-Yale Materials Handling (NYSE: HY)

One company with three businesses, each offering a full line of products and services

1 LIFT TRUCK
Core Business



2 BOLZONI
Attachment Business



3 NUVERA
Fuel Cell Business


NUVERA E-60

FOR EACH BUSINESS
Board of Directors ■ CEO ■ P&L and balance sheet ■ Tailored incentive plans

HYSTER-YALE MATERIALS HANDLING
4

Key Takeaways – Q1 2024 5 FY ’24 OUTLOOK Higher operating profit expected, above original FY ’24 forecast vs. strong PY On-hand inventory substantial reduction forecasted Improving cash flow significant growth vs. PY Net income increase expected vs. strong PY IMPROVING FINANCIAL LEVERAGE 53% debt to total capital down from 71% peak in Q4 ‘22 Increased cash flow used to reduce debt levels Credit rating upgrade from S&P (March ’24) and Moody’s (April ‘24) HEALTHY BACKLOG Increasing value Avg. sales price/ backlog unit +12% vs. PY Shorter lead times extended backlog down 6% vs. Q4 ‘23 Improving quarterly bookings trend expected during FY ‘24 from market share gains GROWING RESULTS $1.1B revenue +6% vs. PY $83.8M operating profit +97% vs. PY $51.5M net income +94% vs. PY HY HY Lift Truck(1) Bolzoni(1) Nuvera(1) Q1 2024 Q1 2023 Variance Q1 2024 Q1 2024 Q1 2024 Shipments 23,200 25,200 (2,000) Revenues $1,057 $999 $58 $1,007 $96 $1 Operating Profit (Loss) $84 $43 $41 $89 $3 ($9) Net Income $52 $27 $25 --- --- --- EBITDA(2) $96 $57 $39 $99 $6 ($9) SEGMENTSCONSOLIDATED ($M) Results for Q1 2024 vs. Prior Year ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP in the Appendix starting on page 55. 6 • Revenue: $1.0B, +6% y/y - Higher average sales prices & mix, partly offset by lower unit and parts volumes • Operating profit: $89.3M, +87% y/y - Increased product margins from favorable sales prices and costs - 8.9% operating profit margin; +390 basis point y/y LIFT TRUCK • Revenue: $96.2M, down 2% y/y • Gross Profit: $21.8M, +5% y/y • Operating profit: down $1.1M y/y - Planned phase-out of low-margin legacy components drove improved gross profit but lower revenue - Strong price-to-cost ratio on attachment sales - Increased operating expenses BOLZONI • Revenue: $0.5M; down vs. PY - fewer engine shipments • Operating loss: lower vs. PY - Decreased product development costs due to U.S. government fuel cell R&D funding support NUVERA FUEL CELLS Quarterly Cash and Debt Positions As of 3/31/24: • ~$62m in Cash on hand • Unused Borrowing Capacity of ~$269m • Working capital reduction and cost control focus • Q1 2024 dividends paid: $5.7m; FY 2023 $22.3m • Working Capital % of Sales: 19%; Target 15% - Inventory efficiency improvements remain a key priority Q1 2024 CAPITAL ALLOCATION 413 53% 30% 40% 50% 60% 70% 80% 100 200 300 400 500 Q4'19 Q2'20 Q4'20 Q2'21 Q4'21 Q2'22 Q4'22 Q2'23 Q4'23 Net Debt Debt to Total Capital % DEBT TO TOTAL CAPITAL IMPROVING VS. Q3 ’22 PEAK 7 ($M) 8 210 210 90 0 50 100 150 200 250 300 350 2024 2025 2026 2027 2028 US EMEA FILO-ABL(2) ABL AND TLB MATURITIES 300 225 15(1) ABL(3) TLB(4) ($M) (1) Amortizing principal: ~$2.2M per year (2) New tranche of revolving loans under the ABL facility which expires May 2024 (3) ABL: Asset Backed Loan expires June 2026 (4) TLB: Term Loan, final payment due May 2028 No significant near-term ABL and TLB maturities Q1’24 • Strong margins from shipments of higher-priced/margin backlog FY revenue, operating profit and net income expected to be higher vs. strong PY results • Improvement expected vs. prior guidance provided with Q4 ‘23 earnings Q2 ’24 results expected to be significantly above PY; modestly lower than better-than-expected Q1 ‘24 Projected Higher Consolidated Operating Profit and Net Income 2024 Outlook 8 • Improved sales activity vs. PY forecasted • Higher sales offset by increased development costs leading to comparable y/y operating results • Comparable FY revenues vs. PY expected - Legacy products phased out - Increased attachment sales expected y/y • Modest operating profit increase - Higher product margins - Increased operating costs • FY Revenues and shipments expected to increase vs. PY • FY Operating profit and margin increase expected vs. strong PY - Q2 ’24 operating profit y/y growth from higher volumes of higher- priced/higher-margin backlog units - Favorable price-to-cost ratio partly tempered by higher labor costs and anticipated expiration of tariff exemptions on May 31, 2024 LIFT TRUCK BOLZONI NUVERA FUEL CELLS CONSOLIDATED

Company Overview & Strategy Image Placeholder Use same image as slide 1; blend of all brands/solutions 10 One company with three businesses, each offering a full line of products and services Hyster-Yale Materials Handling (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 Revenues $4,176 Operating Profit $250 Net Income $151 EMEA 19.3% JAPIC* 4.6% Americas 71.4% Bolzoni 4.7% NUVERA Fuel Cell Business 3 CONSOLIDATED FINANCIALS SALES BY SEGMENT2024 LTM *JAPIC: Japan, Asia Pacific, India, China **2024 LTM: Last Twelve Months as of 3/31/24 ($M) 2024 LTM** ~0% Nuvera Global Leader in Material Handling Solutions GLOBAL EMPLOYEES • Lift Truck: 7,200 • Bolzoni: 1,200 • Nuvera: 200 GLOBAL INDUSTRY COVERAGE • Industry application focus • Full-range of classes 1 to 5 lift trucks • Integrated technologies • Full-range of attachments and power options, including fuel cells REGIONAL OPERATIONS • Focused design centers • Regional production and parts centers • 100,000+ trucks sold per year LOCAL SALES & SERVICE • HY and capable dual-brand dealers’ business models aligned • Entrepreneurial customer-focused dealers - ~900 dealer locations - ~3,400 sales professionals - ~10,700 technicians Serving customers globally, regionally and locally Lift Truck Production & Parts Lift Truck Design Bolzoni Production & Design Nuvera Production & Design 11 4,500 lbs C A P A C I T Y 100+ Years of Leading Innovations and Operational Excellence 12 100,000+ lbs 12 Clamps Multipallets Rotators Forks Full Range of Products, Power Options and Solutions CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 BIG TRUCKS: 8 to 52 TON *CB: Counterbalanced trucks ELECTRIC INTERNAL COMBUSTION (ICE) CLASS 1 CLASS 5 CB* WAREHOUSE EQUIPMENT COUNTERBALANCED BATTERY/FUEL CELL ICE Technology Solutions Electric/Hydrogen Internal Combustion (ICE) Power Options Attachments

Investment Thesis

Focused business portfolio and capabilities for long-term growth

ATTRACTIVE GLOBAL MARKETS
Support solid long-term growth potential in our 3 businesses

TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS
Solving our customers' most difficult problems

HYDROGEN FUEL CELL SOLUTIONS
Diverse portfolio of energy efficient products

ACCELERATING FINANCIAL RESULTS
Drive accretive capital allocation

HYSTER-YALE MATERIALS HANDLING
13

Well-Defined, Long-Term Strategies Across All Businesses

Service plus technology capabilities enhance the core and accelerate performance

ENABLE STAKEHOLDERS' SUCCESS
- Customers
- Dealers
- Suppliers
- Employees
- Shareholders

GROW THE CORE
- Growth through Economic engine
  - Consistent, pressure tested roadmap for GDP+ increases
- Growth through industry expansion

ENHANCE COMPETITIVE ADVANTAGE
- Evolutionary Service solutions enhance core growth
- Revolutionary Technology solutions accelerate growth
- Accretive to core GDP+ growth

POSITION FOR FUTURE GROWTH
- Accretive capital allocation
- Investing in strategic initiatives
- Commercializing fuel cell technology

Management incentives aligned with long-term value creation and shareholder success

HYSTER-YALE MATERIALS HANDLING
14

Unique Business Model

Efficient capital deployment targeting high returns


HYSTER

CAPITAL EFFICIENT INVESTMENTS:
- Modular, scalable product platforms
- Manufacturing footprint optimization
- "Center of Gravity" suppliers

Focus on investments in areas of expertise over investments that require high capital carrying costs



OPTIMIZE CAPITAL DEPLOYED:
- Independent dealer network
- Independent suppliers
- Financing arm (joint venture)

FINANCIAL TARGETS

>20% ROTCE*

7% operating profit margin

15% Working capital as a percentage of sales

*ROTCE: Return on Total Capital Employed

HYSTER-YALE MATERIALS HANDLING
15

Operating Structure

Optimized to deliver customer-centric solutions through our 3 businesses

CUSTOMERS
- Global
- Full product line
- Solving biggest pain points
- Optimal Solutions
- Customer Care

DISTRIBUTION
- Exclusive, independent dealers
- Direct sales to major accounts
- Focus on:
  - Share growth
  - Capturing full market potential

INTERNAL CAPABILITIES
- Modular, scalable platforms
- "Center of gravity" suppliers
- Optimized manufacturing footprint
- Customer-focused aftermarket infrastructure

Disciplined people, thought and action

HYSTER-YALE MATERIALS HANDLING
16

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

TECHNOLOGY SOLVING CHALLENGES

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation



H2

ELECTRIFICATION
Fuel cells and smart batteries

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable platforms

* Automated Guided Vehicles

Lift trucks increasingly impact every aspect of our lives

HYSTER-YALE MATERIALS HANDLING
17

Lift Trucks are Integral to Our Lives

Products are handled numerous times by a forklift before they reach the end customer



Cotton T-Shirt
Forklift Usage Estimates
Cotton
Textile
Product
Customer
Retail
Warehouse
Port
23
POTENTIAL FORKLIFT TOUCHES
Building Lumber
Forklift Usage Estimates
Timber
Logs
Building Site
Supply Store
Lumberyard
14
POTENTIAL FORKLIFT TOUCHES

HYSTER-YALE MATERIALS HANDLING

Note: Forklift touches are estimates. Actual usage may vary per segment and customer

18

Our Economic Engine Drives Compounding Growth

Five core strategies to accelerate growth, each supported by strategic projects



Worldwide Distribution Strength to Drive Market Share
Geographic and Product Balance
Volume Economies of Scale
Provide lowest cost of ownership, while enhancing productivity for customers
Be the leader in independent distribution
LIFT TRUCK BUSINESS
Be the leader in the delivery of industry- and customer-focused solutions
Adaptable, agile, problem-solving business
NUVERA
BOLZONI
Be a leader in fuel cells and their applications
Be the leader in the attachments business
Parts and Service Volume
Large Lift Truck Population in Service
Specific Corporate, Lift Truck, Bolzoni and Nuvera Projects

HYSTER-YALE MATERIALS HANDLING
19

Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Solutions-based industry approach

Market Growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions
  - Automation
  - Green energy

Commercial Discipline & New Products

CASH GENERATION



- "Center of gravity" suppliers
- Manufacturing footprint optimization

Capital Efficiency & Supplier Optimization

CAPITAL DEPLOYMENT



HYSTER
Yale

- Independent distribution
- Partner collaboration

Smart Investments

HYSTER-YALE MATERIALS HANDLING
20

BOLZONI NUVERA FUEL CELLSLIFT TRUCK 21 Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions Technology to Address Customers’ Challenges • Leverage the HY Distribution Network 1 Company, 3 Synergistic Businesses Executing on growth strategies with a margin and cash emphasis Long-Term Financial Objectives REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset- based selling • Technology as a service • Fuel cell adoption for electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 23 All businesses contributing meaningfully to meet long-term targets Lift Truck & Bolzoni Strategy Execution Accelerating Progress + + = Achieve long-term targets, sustain performance, intensify cash flow focus Significant Opportunities for Lift Truck & Bolzoni 24 Revenue Working Capital % Sales(1) Operating Profit Margins ROTCE(1) ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation and fuel cells • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2020 2021 2022 2023 Q1 '24 LTM Future GDP++ $M 0% 5% 10% 15% 20% 25% 2020 2021 2022 2023 Q1 '24 LTM Future 15% Target (6%) (4%) (2%) 0% 2% 4% 6% 8% 7% Target (30%) (20%) (10%) 0% 10% 20% 30% Sustain at 20%+ Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Working Capital Percentage of Sales and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. 2020 2021 2022 2023 Q1 ‘24 Future LTM 2020 2021 2022 2023 Q1 ‘24 Future LTM

Accretive Capital Allocation Framework

Generating consistent cash flows and making disciplined investments

Efficient Fixed Cost Utilization | Effective Working Capital Management | Capital Productivity

Strong Operating Cash Flow

Consistent use of Cash:
- Routine Debt Service
- Maintenance CapEx ~ *equal to depreciation*
- Research and Development *product line evolution*
- Reliable Dividends *reflect business confidence*

Focus on balance sheet strength and flexibility

Excess Free Cash Flow

Reduce Leverage | Fuel Growth and Efficiency | Acquire Capabilities | Additional Shareholder Return

ROTCE Goal: >20%

HYSTER-YALE MATERIALS HANDLING
25

Our Path to Long-Term Value Creation

Rising core financial performance enhanced by fuel cell growth business

Q1 '24 LTM
- Revenue **$4.2B**
- Operating Profit & Margin **$250M / 6%**
- Cash from Operations **$164M**

Profitable growth → Free cash flow generation

Revenue Growth **GDP++**

Operating Profit **7% Sales**

Working Capital **15% Sales**

Future
- Revenue **>$5B**
- Operating Profit & Margin **>$350M / 7%**
- Cash from Operations **>$300M**
- ROTCE **>20%**

CORE
+

NUVERA® FUEL CELLS is a Valuation Multiplier
- A leader in the emerging hydrogen economy
- On path to volumes that support break-even results
- Significant partnership opportunities

HYSTER-YALE MATERIALS HANDLING
26

HY - A Solid Long-Term Investment Option

Innovative, Disciplined, Long-term focused Company

HYSTER-YALE MATERIALS HANDLING

FUEL CELL BUSINESS
- Venture / technology industry provides significant growth opportunities
- Next generation technology / patents in fuel cell
- Building for the future
- Focused on increasing revenues near term

LIFT TRUCK & ATTACHMENT BUSINESS
- Established industry provides consistent growth potential
- High barriers to entry
- Profit generation from new products / technology and market penetration
- Strong operating cash generation potential

INCREASING SHAREHOLDER VALUE

Combining innovation and discipline to create strong outcomes

HYSTER-YALE MATERIALS HANDLING
27

Lift Truck Business



HYSTER-YALE MATERIALS HANDLING

29 Diversified across regions and product classes Accelerating Financial Performance 2.7 2.9 3.4 3.9 4.0 2020 2021 2022 2023 Q1 '24 Lift Truck Revenues • Strong recovery and growth trend • Improved price-to-cost ratio • Improving cash flow Unit Revenue by Class 24% Class 1 Electric 11% Class 2 Electric 7% Class 3 Electric 9% Class 4 ICE Class 5 ICE 49% Operating Profit Margin 3.2% (3.0%) (0.3%) 5.9% 6.8% (4%) (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 Q1 '24 Target 7% Source: Company LTM 3/31/24 Unit Revenues ($B) LTM LTM Industrials 22% Full-line global lift truck manufacturer serving diverse end markets 16% Service, Rental & Other Electric Units Aftermarket 6% Independent Dealers 30 Revenue Diversification 2023 Lift Truck Sales by Product _____________________ (1) Includes Big Truck sales that represent 10% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. 2023 Retail Lift Truck Shipments by End Market(2) (1) 2023 Lift Truck Distribution Channel Mix 81%19% Major Accounts Food and Beverage 16%37% Retail and Durable Goods Logistics 25% ICE 46% 32% Large installed lift truck base drives parts sales ~ 1,008K units @ 12/31/23 HY sales of ~ 102.2K lift truck units in FY 2023 1,395 1,538 1,507 1,638 2,341 2,183 2,088 1,902 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2017 2018 2019 2020 2021 2022 2023 Est. FY24 Estimate CAGR (2018 – 2023) = 7.0% (units in thousands) Global Lift Truck Industry Size* _____________________ Trend line represents 7% 6-year CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 12/31/23. Growth linked to worldwide movement of all goods Global Lift Truck Industry Industry Units by Class 18% Class 1 Electric 7% Class 2 Electric 48% Class 3 Electric 1% Class 4 ICE Class 5 ICE 26% _____________________ Source: WITS*. FY 2023 Orders Reports ICE = Internal Combustion Engine Americas EMEA Asia-Pacific China 31 Class 1* 23% Class 2* 11% Class 4* 8% Class 5* 51% _____________________ Source: Company: FY 2023 Unit Revenues Class 1* 28% Class 2* 13% Class 3* 13% Class 5* 43% EMEA 30% Americas 19% China 40% Diversified across regions and product classes Lift Truck Unit Bookings and Revenue by Class Industry Bookings by Geography _____________________ Source: WITS*. FY 2023 Orders Reports. * WITS Industry Data reported 1 quarter in arrears. _____________________ Source: Internal Company estimates through 12/31/2023 HY Unit Revenue by ClassIndustry Unit Revenue by Class Estimated Industry Revenue Mix HY unit bookings mix weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 units 32 HY Bookings by Geography Americas 64% EMEA 23% China 6% _____________________ Source: Company: FY 2023 Units Orders Note: Units sold direct by SN JV are not included *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) Takeaway 11% Asia-Pacific / Japan 7% Asia-Pacific / Japan Class 4 3% 7% Class 3*

33 Growth Potential On Top of GDP+ Market Robotics Modular, Scalable Operator Assist Installation, Commissioning Telematics Electrification Warehouse Engineered Solutions Independent Dealers Fleet & Consulting Connected Lift Trucks Customer Care (HYCare) Subscription Support Breadth Exclusive Features Scalability Integrated Solutions Modular Design Hyster-Yale Competitive Advantages Evolutionary advantages enhance the core • Revolutionary shifts accelerate performance Evolving capabilities align with market growth elements Lift Trucks (Core Products) Economic Engine GDP+ Revolutionary GDP++ Core Lift Truck Products Technology to Enhance User Outcomes Services Provided to Customers Evolutionary Americas Warehouse vs. IndustrialsLift Truck Market Penetration Key Opportunities for Market Share Growth 34 Americas EMEA JAPIC To ta l M ar ke t Si ze Growth Opportunity • Modular, scalable products fit for region • Globally enhanced sales capabilities • Strengthening AsOne distribution • Focused leadership, talent and organization REGIONAL GROWTH POTENTIAL • New warehouse-focused Yale® branding • Specialization + emerging technology solutions • Evolving electrification capabilities • Enhanced industry focused coverage INDUSTRY GROWTH POTENTIAL Warehouse Industrials To ta l M ar ke t Si ze Hyster-Yale Others Hyster-Yale Others Leverage global capabilities to achieve share potential across markets (1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs China(1) Market Growth Opportunity Source: WITS shipments* data LTM 12/31/22 and Company shipments LTM 12/31/22 *WITS shipments* data available 6 mos. in arrears. 35 Expanding Solutions Address Global Industry Requirements Enhancing competitive capabilities across product breadth, scalability and technology MODULAR / SCALABLE PLATFORM BREADTH Simplifies operations; maximizes configurability; generates enhanced profits Complete product range to serve nearly every application EMERGING TECHNOLOGIES Practical innovations across platforms simplify adoption Image ELECTRIFICATION Rapidly adding electrification power options for all models to support zero emissions 36 Far-reaching effects across all Lift Truck Business operations Core Product Strategy – Modular & Scalable Platforms Modular, Scalable Products: • Configurable to meet specific customer needs • Simplified assembly operations • Streamlined aftermarket parts requirements • Increased cash efficiency through supply chain and manufacturing footprint optimization - Goal: estimated 70% supplier reduction over next 4 years • Increased market share and profitability 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2021 2022 2023 Q1 '24 LTM Americas EMEA Asia-Pacific* (units) Modular, Scalable Shipments *Note: Asia-Pacific Modular, Scalable shipments began in late Q1 2024. Not enough shipments to show in graph.

Technology innovation driving breakthrough results Solving Customers’ Problems with Emerging Technology Solutions 37 DATA ANALYTICS Telemetry data helps improve operator safety, TCO* and productivity 75,000+ Active units Projected Growth 7%+ per year** Digitization • Automation • Decarbonization SMART MACHINES Operator assist systems help reduce incidents and damage; lowers TCO 6,000+ HY units in field Projected Growth 20%+ (7-year CAGR)** FULL AUTOMATION Robotic lift trucks lower labor costs, product damage and TCO 500+ HY units in field Projected Growth 25%+ (7-year CAGR)** ZERO EMISSIONS (ZE) Lithium-ion & Hydrogen Fuel Cells open path to decarbonization < 100 units ZE Heavy-Vehicle units in field Projected Growth 50%+ (7-year CAGR)** *TCO: Total Cost of Ownership **Source: Internal company estimate. Independent DISTRIBUTION Model 38 Leveraging Independent Distribution to Win Delivering exceptional customer experience while increasing capital efficiency • Capable dual-brand distributors • Entrepreneurial customer focus • Investment in retail excellence • Commercial leadership and enablement • Solution-focused capital investments • High return on total capital employed • Differentiated AsOne value to customer • OEM and dealer aligned business models • Optimizes long-term strategy and agilitySYNERGY DEALER HYSTER-YALE Lift Truck Business is the Core Platform for Delivering Value 39 Vehicle for high-margin solutions and service growth • Experienced, global market leader • Mature lift truck industry provides core platform for growth • GDP+ market growth with HY share upside potential • Strategically positioned for profit expansion across business Key Takeaways Attachments Need a good Bolzoni photo on a Hyster truck

Award-winning Attachment Business makes HY a leading player in the industry Bolzoni Attachments are Critical to Productivity Solutions 41 Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer Operating Profit Margin 0.4% (0.5%) 1.7% 4.1% 3.8% (2%) 0% 2% 4% 6% 8% 2020 2021 2022 2023 Q1 '24 Net Sales by Product Line Diversified across regions and product classes Accelerating Financial Performance 42 Net Sales • Strong recovery and growth post-2020 • Growth moderated by lower legacy transmission and axle sales to Lift Truck business Target 7% 284 348 356 375 373 2020 2021 2022 2023 Q1 '24 53% Attachments 3% Lift Tables 8% Forks 36% Legacy Components Source: Company LTM 3/31/24 Unit Revenues ($M) LTM LTM Bolzoni Attachment Market Penetration* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 43 EMEA Americas JAPIC To ta l M ar ke t Si ze Bolzoni Others AREAS OF FOCUS EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries • Innovative, high-quality products sold across geographies, major OEMs and industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends, customer challenges and automation driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH AUTOMOTIVE & 3PL* Preferred supplier of high-performance rotating tire clamp in growth industries PULP & PAPER Auramo Paper roll clamps well-respected industry brand HOME APPLIANCES Bolzoni High-tech carton clamp helps reduce product damage BEVERAGE Meyer Innovative double-pallet handler • Industry-standard • Productivity multiplier Leveraging high-quality, respected brands and products in growth industries 44 Driving Growth, Industry by Industry *3PL: Third-Party Logistics

26% OEM 2 22% OEM 3 13% OEM 4 Substantial opportunities to reach consistent profitability at target margin Clear Path to Achieving Profitability Goals 45 *Excludes cylinder sales to HY Addressable Market Growth Product Margin Expansion Improved Efficiencies Create Synergies Strong OEM Relationships Diversify Revenue Increase Americas and JAPIC market participation and share One company, 3 brands allows for an agile, unified market approach Sell to HY and other leading OEMs Increase in higher-margin, technologically-advanced products expected FY 2023* 5% Other OEM 34% OEM 1 OEM Top Customers Bolzoni, a Strategic Multiplier for HY 46 Key Takeaways • Expanding market presence outside Europe • Investing in customer-driven product innovation • Accelerating financial results with ongoing margin expansion opportunities ENHANCES HY VALUE CREATION Working capital and cash improvements focus Completes HY solution Enhance HY market penetration opportunities in EMEA Developing future talent to sustain business fundamentals Growth and margin expansion support HY goals Sell to Everyone; deepen and diversify relationships Disciplined execution and operational efficiencies Nuvera Fuel Cells Nuvera Fuel Cells makes HY a leading player in zero-emission power products Hydrogen-Fueled Solutions are a Competitive Advantage 48 Focused on fuel cell engines and systems for heavy-duty market segments where batteries are a sub-optimal solution

Long-Term Market is Immense, Adoption Rate has Slowed

Nuvera Fuel Cells focused on scalable products capable of broad market applicability

- Market growth behind expectations mostly due to infrastructure gaps
- Nuvera targeting early adopting customers and regions worldwide
- Nuvera products' modularity enables use in new end-markets:
  - Marine
  - Power Generation
  - Rail



Nuvera Products
Key end-markets
End-markets (estimated for 2030)
Material handling
Market size $0.3b
Commercial transport
Market size $20b
Other heavy-duty vehicles
Market size $0.3b
Marine
Market size $0.4b
Stationary power
Market size $6b
Rail
Market size $0.3b
Automotive
Market size $59b
Total consolidated addressable market:
~$28b
<3 wheel
Aviation
Space
Potential upside

HYSTER-YALE MATERIALS HANDLING | NUVERA FUEL CELLS
49

Hydrogen Demand Growth has Outpaced Current Availability

Availability increasing but remains an industry bottleneck

- Hydrogen / fuel cells being aggressively supported by governments
- Hydrogen infrastructure development accelerating globally
- Cost and operational challenges decreasing with growing availability



Announced hydrogen supply projects through January 2023
($B)
117
48
46
34
21
19
18
17
Europe
Latin America
North America
Oceania
Middle East
Africa
China
Rest of Asia
2022 FY
2023 January only

Source: Hydrogen Council, McKinsey & Company, May 2023

HYSTER-YALE MATERIALS HANDLING | NUVERA FUEL CELLS
50

Nuvera Fuel Cells is Focusing on Growth Opportunities in Target Markets

Increasing number of applications of Nuvera's fuel cell engines worldwide



PORT EQUIPMENT
STATIONARY & PORTABLE
MARINE
OFF-ROAD
ON-ROAD

PORT EQUIPMENT
- Terminal Tractor
- Reachstackers
- Top Loader
- Port Cranes

STATIONARY & PORTABLE
- Stationary Power
- Power Generator
- Mobile Power Station
- Power Pack
- EV Rapid Charger

MARINE
- Water Taxi
- Marine Power Pack
- Modular Power Pack
- Auxiliary Power

OFF-ROAD
- Wheel Loader
- Mining Truck
- Shunt Locomotive
- Forklift Trucks

ON-ROAD
- Refrigerated Delivery Truck
- Semi-truck
- 10.5m / 9m Bus
- Prototype Car

HYSTER-YALE MATERIALS HANDLING | NUVERA FUEL CELLS
51

Revenue Prospects Beginning to Strengthen

CUSTOMER COMMERCIALIZATION	3-6 mos. EXPLORATION Decision to use Fuel Cells	2-3 mos. PROPOSAL Decision to use Nuvera	6-12 mos. BUILD Fuel Cell Integration	3-12 mos. TEST Test Demo Unit	6-12 mos. SCALE Purchase at First Series Volume
Americas	20	5	3	1	--
EMEA	27	21	6	2	2
JAPIC	34	10	3	2	1
TOTAL ACTIVE CUSTOMERS	81	36	12	5	3

May 2020 – 2 active customer engagements
March 2024 – 125 active customer engagements

Ongoing product demonstrations in over 20 applications

HYSTER-YALE MATERIALS HANDLING | NUVERA FUEL CELLS
52

Nuvera Fuel Cells is a Strategic Multiplier for HY

Step Change in emission-free powertrain solutions

Key Takeaways

- Clean power source for 20+ applications today
- HY Lift Trucks successfully electrified 4 HD models with Nuvera® Fuel Cells
- Expanding fuel cell engine portfolio & services
- Increasing number of addressable markets
- With Nuvera Fuel Cells, HY is a leader in emission-free powertrain solutions


POWERED BY
NUVERA

HYSTER-YALE MATERIALS HANDLING | NUVERA FUEL CELLS 53

Appendix

HYSTER-YALE MATERIALS HANDLING

Non-GAAP Disclosure

Working capital percentage of sales, Return on total capital employed and Adjusted EBITDA are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines each as the following:

- Working capital percentage of sales is defined as net working capital as a percentage of revenue. Net working capital is defined as accounts receivable plus inventories less accounts payable.
- Return on total capital employed ("ROTCE") is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders' equity plus average debt less average cash.
- Consolidated Adjusted EBITDA is defined as income (loss) before goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. Adjusted EBITDA for the segments is defined as operating profit (loss) before goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense.

For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

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Working Capital Percentage of Sales Calculation

($M)	2020	2021	2022	2023	LTM Q1 2024
Accounts receivable	412.1	457.4	523.6	497.5	520.5
Inventory	509.4	781.0	799.5	815.7	841.9
Accounts payable	(428.1)	(541.4)	(607.4)	(530.2)	(572.8)
Net Working Capital[(1)]	493.4	697.0	715.7	783.0	789.6
Revenue	2,812.1	3,075.7	3,548.3	4,118.3	4,175.5
Net Working Capital as % of Revenue	18%	23%	20%	19%	19%

[(1)]Net working capital is equal to accounts receivable, net, plus inventories, net, less accounts payable.

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Non-GAAP Reconciliation ROTCE

($M)	2020[1]	2021[1]	2022[1]	2023[1]	LTM Q1 2024[1]
Average Stockholders' Equity	554.5	525.5	241.9	288.9	330.5
Average Debt	310.3	373.4	535.2	532.2	516.5
Average Cash	(83.4)	(93.8)	(66.8)	(69.3)	(69.9)
Average capital employed	**781.4**	**805.1**	**710.3**	**751.8**	**777.1**
Net Income (loss)	37.1	(173.0)	(74.1)	125.9	150.8
Plus: Interest Expense, net	12.3	14.9	27.3	34.7	32.9
Less: Income taxes on interest expense, net[2]	(3.2)	(3.9)	(6.8)	(8.7)	(8.2)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**46.2**	**(162.0)**	**(53.6)**	**151.9**	**175.5**
Actual return on total capital employed percentage[3]	5.9%	(20.1%)	(7.5%)	20.2%	22.6%

[1] Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
[2] Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2020 and 2021 and 25% for 2022, 2023 and LTM Q1 2024.
[3] Return on total capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

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Non-GAAP Reconciliation Adjusted EBITDA

($ in millions)	Year Ended December 31				LTM	Qtr.	Qtr.
Consolidated	**2020**	**2021**	**2022**	**2023**	**2024**	**3/31/24**	**3/31/23**
Reconciliation of Adjusted EBITDA							
Net income (loss) attributable to stockholders	$37.1	$(173.0)	$(74.1)	$125.9	$150.8	$51.5	$26.6
Goodwill and other intangible assets impairment charges	-	55.6	-	-	-	-	-
Fixed Asset impairment charges	-	10.0	-	-	-	-	-
Noncontrolling interest income and dividends	1.4	(10.2)	2.5	2.2	1.9	0.3	0.6
Income tax provision	3.7	28.3	9.2	52.9	69.3	25.1	8.7
Interest expense	13.7	15.5	28.4	37.3	36.0	8.9	10.2
Interest income	(1.4)	(0.6)	(1.1)	(2.6)	(3.1)	(1.1)	(0.6)
Depreciation and amortization expense	42.9	46.2	43.4	45.1	45.6	11.7	11.2
Adjusted EBITDA	**$97.4**	**$(28.2)**	**$8.3**	**$260.8**	**$300.5**	**$96.4**	**$56.7**

($ in millions)	Year Ended December 31				LTM	Qtr.
Lift Truck	**2020**	**2021**	**2022**	**2023**	**2024**	**3/31/24**
Reconciliation of Adjusted EBITDA						
Operating Profit (Loss)	$85.6	$(86.9)	$(10.4)	$229.6	$271.1	$89.3
Goodwill and other intangible assets impairment charges	-	55.6	-	-	-	-
Other income (expense)	3.3	7.3	3.7	7.5	5.6	0.9
Depreciation and amortization expense	30.1	32.3	31.0	32.7	333.2	8.5
Adjusted EBITDA	**$119.0**	**$8.3**	**$24.3**	**$269.8**	**$309.9**	**$98.7**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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Non-GAAP Reconciliation Adjusted EBITDA *continued*

($ in millions)	Year Ended December 31				LTM	Qtr.
Bolzoni	**2020**	**2021**	**2022**	**2023**	**2024**	**3/31/24**
Reconciliation of Adjusted EBITDA						
Operating Profit (Loss)	$1.0	$(1.8)	$6.2	$15.3	$14.2	$3.3
Other income (expense)	-	0.5	0.3	(0.5)	(0.6)	-
Depreciation and amortization expense	11.7	12.7	11.7	11.7	11.6	2.9
Adjusted EBITDA	**$12.7**	**$11.4**	**$18.2**	**$26.5**	**$25.2**	**$6.2**

($ in millions)	Year Ended December 31				LTM	Qtr.
Nuvera	**2020**	**2021**	**2022**	**2023**	**2024**	**3/31/24**
Reconciliation of Adjusted EBITDA						
Operating Profit (Loss)	$(36.1)	$(62.3)	$(34.3)	$(36.4)	$(36.0)	$(9.4)
Fixed asset impairment charges	-	10.0	-	-	-	-
Other income (expense)	1.3	4.5	-	-	-	-
Depreciation and amortization expense	1.1	1.2	0.7	0.7	0.8	0.3
Adjusted EBITDA	**$(33.7)**	**$(46.6)**	**$(33.6)**	**$(35.7)**	**$(35.2)**	**$(9.1)**

Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

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Supplemental Information

HYSTER-YALE MATERIALS HANDLING

Industry Lift Truck Market Size Data Lift Truck Market Size Data WITS Orders Basis (1) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Europe 265,896 278,024 312,455 327,173 380,557 445,583 411,107 222,883 299,387 368,286 351,441 North America 147,322 155,191 186,192 198,058 212,953 191,384 159,279 98,338 136,050 169,589 181,191 Total Americas 158,388 168,471 206,225 221,155 242,186 234,353 200,178 118,835 180,903 224,501 229,565 A/P, China and Japan (1a) 138,452 155,094 185,530 201,062 232,438 271,018 260,246 205,114 314,162 381,795 363,399 Global Market 562,736 601,589 704,210 749,390 855,181 950,954 871,531 546,832 794,452 974,582 944,405 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024E Europe 357,452 387,905 412,642 457,333 509,157 563,573 528,859 502,013 770,751 683,248 627,505 572,000 North America 200,939 219,444 235,128 240,836 266,543 276,904 255,241 285,347 458,082 466,328 307,273 234,000 Total Americas 252,930 267,546 277,315 280,827 315,395 328,349 306,214 305,748 491,329 494,763 396,014 262,000 A/P, China and Japan (1a) 399,395 438,510 409,923 443,938 570,443 646,057 671,803 829,853 1,078,507 1,003,839 1,064,878 1,068,000 Global Market 1,009,777 1,093,961 1,099,880 1,182,098 1,394,995 1,537,979 1,506,876 1,637,614 2,340,587 2,181,850 2,088,397 1,902,000 (1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002. (1a) Beginning in 2014 includes India local production Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Europe (FEM/JIVA) (3) 150,250 121,922 135,318 152,667 174,953 176,294 187,902 219,615 227,697 274,681 North America (2) (3) 106,590 120,679 154,167 162,725 152,763 178,456 192,192 197,436 205,033 145,967 Total Americas (2) (3) 114,411 127,308 162,261 171,682 168,170 193,413 207,018 209,843 223,499 161,316 A/P, China and Japan (3) 134,635 123,913 119,733 135,050 148,135 148,441 111,848 104,781 122,354 123,780 2002 2003 2004 2005 2006 2007 2008 2009 Europe (FEM/JIVA) (3) 256,717 263,972 286,546 302,158 337,326 382,047 376,945 201,352 North America (2) (3) 144,529 151,911 182,450 194,475 207,919 185,726 149,863 95,562 Total Americas (2) (3) 156,702 166,328 203,552 218,908 238,141 229,509 192,134 115,752 A/P, China and Japan (3) 129,333 146,334 171,000 195,386 222,074 250,684 257,604 199,159 Non-WITS Prior Year Information: Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association (2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only. (3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region: Americas - North America & Government - Retail bookings Americas - Latin America - Factory bookings Europe & Japan - Factory shipments A/P & China - Factory bookings *Note: 2024E based on WITS information through 12/31/23 and company estimates. WITS Industry Data reported one quarter in arrears. 61 HY Product Launches Above list is based on current information and launches could be adjusted based on market conditions Expected Launches in H1 2024: ▪ New modular 2- to 3.5-ton Pneumatic ICE Standard & Premium Configurations AP region / Value Configurations for AM & AP regions. ▪ New modular 1-2.0 ton Pneumatic and 2- to 3.5-ton Cushion products for AM & EMEA regions. ▪ New 3,000 to 7,000 lbs. 3-Wheel & 4-Wheel Cost-Effective Li-Ion Electric Rider for AM region. ▪ New 8- to 10-ton high performance integrated Li-ion electric counterbalanced truck for China region. ▪ Deliver first hydrogen-powered Terminal Tractor to port in Hamburg, Germany for testing. ▪ New 2-ton Platform Pallet Truck Standard Configuration for AP & Low-Level Order Picker for EU & AP market. ▪ New Outdoor Moving Mast Reach Truck (MMRT). ▪ Targeted introductions of internally developed, modular automated trucks. ▪ Expand options for Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions. 62 Disciplined Capital and R&D Expenditures 63 0 20 40 60 80 100 2020 2021 2022 2023 Est. 2024 Lift Truck IT Systems Nuvera Bolzoni C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0% 2% 4% 0 40 80 120 160 2019 2020 2021 2022 2023 Est. 2024 Bolzoni Nuvera Lift Truck ($M) ($M) • 2024 estimated capital expenditures of $84 million vs. 2023 restrained level of $35 million • 2024 includes return to investing for business growth and network efficiency ~37% of HY revenues come from new products released in the past 5 years R&D % of Revenues Class 1* 26% Class 2* 10% Class 4* 11% Class 5* 47% _____________________ Source: Company: Q1 2024 Unit Revenues Class 1* 25% Class 2* 8% Class 3* 34% Class 5* 26% ____________________ Source: Company: Q1 2024 Units Shipped Note: Units sold direct by SN JV are not included Americas 67% EMEA 24% China 7% _____________________ Source: Company: Q1 2024 Units Shipped Note: Units sold direct by SN JV are not included Americas 66% EMEA 24% China 8% HY Lift Truck Unit Shipments @ Quarter and LTM 3/31/24 Class 1* 22% Class 2* 8% Class 3* 32% Class 5* 32% Class 1* 24% Class 2* 11% Class 4* 9% Class 5* 49% 7% Class 3* _____________________ Source: Company: LTM 3/31/24 Unit Revenues _____________________ Source: Company: LTM 3/31/24 Units Shipped Note: Units sold direct by SN JV are not included ____________________ Source: Company: LTM 3/31/24 Units Shipped Note: Units sold direct by SN JV are not included HY Q1 ‘24 Lift Truck Unit Revenue by ClassHY Q1 ’24 Lift Truck Units by ClassHY Q1 ’24 Lift Truck Units Sold by Geography HY LTM ’24 Lift Truck Units Sold by Geography HY LTM ’24 Lift Truck Units by Class HY LTM ’24 Lift Truck Unit Revenue by Class 64 2% Asia-Pacific / Japan 2% Asia-Pacific / Japan *Note: Class 1, 2, 3 - Electric Class 4, 5 – ICE (Internal Combustion Engine) 6% Class 3* 7% Class 4* 6% Class 4*